                                                                   EXHIBIT 10.7
                                  TERM NOTE

$40,235                                                    Pasadena, California
                                                                August 16, 2000

                  For value received, the undersigned, CXR TELCOM CORPORATION, a Delaware corporation (the "BORROWER"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "LENDER"), at its main office in Pasadena, California, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of FORTY THOUSAND TWO HUNDRED THIRTY-FIVE DOLLARS ($40,235) or, if less, the aggregate unpaid principal amount of the Term Advance made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "CREDIT AGREEMENT") by and among the Lender, the Borrower and XIT CORPORATION. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

                  This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Term Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                  The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

                  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                       CXR TELCOM CORPORATION,
                                       a Delaware corporation

                                       By: /s/ Randolph Foote
                                          -------------------------------

                                       Name: Randolph Foote
                                            -----------------------------

                                            Its CFO/VP
                                               --------------------------